UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
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POWIN CORPORATION
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 1, 2013

The annual meeting of the stockholders of POWIN CORPORATION, a Nevada corporation, will be held Wednesday, June 12, 2013, at 2:00 in the afternoon of that day, at  POWIN CORPORATION, 20550 SW 115TH Ave. Tualatin, OR 97062.  Stockholders will be asked to consider the following matters at the meeting, which are described in the accompanying proxy statement:

1.	To elect four directors to hold office until the 2014 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	To hold an advisory vote on executive compensation;

3.	To hold an advisory vote to determine the frequency of future advisory votes on executive compensation;

4.	Any such other business, if any, which may properly come before the meeting.

The Board of Directors has fixed the close of business on April 12, 2013 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.  Only stockholders of record at that time will be entitled to vote at the meeting, or any adjournment thereof.

The Board of Directors of the Company solicits you to sign, date and return the enclosed proxy.  Your proxy may be revoked at any time before it is exercised.

By Order Of the Board of Directors

/s/ Joseph Lu
Joseph Lu
Chairman
POWIN CORPORATION
20550 S.W. 115th Ave.
Tualatin, OR 97062

IMPORTANT NOTICE regarding the availability of proxy materials for the
Annual Meeting of Stockholders to be held on June 12, 2013:

The Company's Proxy Statement, 2012 Annual Report, Form 10-K and other proxy materials are being mailed with this Notice of Annual Meeting of Stockholders.

P R O X Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph Lu,  Chief Executive Officer, POWIN CORPORATION, as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote all of the shares of Common Stock held of record by the undersigned on April  12, 2013 at the annual meeting of stockholders to be held on June 12, 2013, or any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following business proposed by the Company to be conducted at the meeting:

1.	ELECTION OF DIRECTORS
FOR ALL NOMINEES LISTED BELOW, EXCEPT AS MARKED TO THE CONTRARY ☐

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW ☐

TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW

JOSEPH LU           ZAIXIANG (FRED) LIU

 JINGSHUANG (JEANNE) LIU      GEORGE N. GABRIEL

2.            APPROVAL BY NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

     FOR ☐              AGAINST ☐             ABSTAIN   ☐

3.           ADVISORY VOTE ON THE FREQUENCY OF EXECUTVE COMPENSATION ADVISORY VOTES

3 YEARS   ☐    2 YEARS   ☐    1 YEAR  ☐   ABSTAIN  ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

A majority of said Proxies, or their substitutes, present and acting at said meeting, or any adjournment thereof (or if only one be present and acting, that one) shall have and may exercise all of the powers of all of said Proxies.  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE-NAMED NOMINEES.  The undersigned hereby ratifies and confirms all that said Proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

PLEASE SIGN EXACTLY AS NAME APPEARS.
When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

_________________________________________ Signature

Dated___________________________, 2013.	_________________________________________ Signature if held jointly
Please mark, sign, and date and return this proxy promptly using the enclosed envelope.

General Information

Powin Corporation (“Company”) is furnishing this proxy statement and enclosed proxy in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 12, 2013.  All expenses of the solicitation will be borne by the Company.  In addition to solicitation by mail, a number of regular employees may solicit proxies in person or by telephone.  The Company does not expect to pay any compensation for the solicitation of proxies.  The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company.  Stockholders sharing the same address are provided only one proxy statement and annual report unless the Company has been notified that separate copies are desired.  Stockholders sharing addresses who wish to receive a separate proxy statement or annual report should contact the Company in writing at 20550 S.W. 115th Ave, Tualatin OR 97062 or call 503-598-6659 The Company will act in accordance with your wishes.  The enclosed proxy and this Proxy Statement were first sent or given to the Company's stockholders on or about May1, 2013.

The record date with respect to this solicitation is April 12, 2013 and only holders of Common Stock and/or Preferred Stock of the Company as of the close of business on that date are entitled to vote, either in person or by proxy, at the meeting.  At the close of business on that date  162, 267,538 shares of Common Stock and 5,660 shares of Preferred Stock were issued and outstanding.  Holders of Common Stock are entitled to one vote per share standing in their names on the record date.  Holders of Preferred Stock are entitled to one vote per share standing in their names on the record date.

Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, by the stockholders entitled to vote at the annual meeting for that purpose. The affirmative vote of the holders of a majority of the votes of the Company's stock entitled to vote at the annual meeting is required for the approval of such other matters as properly may come before the annual meeting or any adjournment thereof.  A stockholder entitled to vote at the meeting can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director.

If you hold shares of the Company's stock directly as the shareholder of record and you give your proxy, your shares will be voted in accordance with your instructions.  However, if you are the shareholder of record and you give your proxy without providing voting instructions, your proxy will be voted in accordance with the recommendation of our board of directors (that is, "FOR" the election of each nominee for director named in this proxy statement).

If your shares of the Company's stock are held in street name through a broker, they will be voted in accordance with the voting instructions that you provide. If you do not provide voting instructions, your broker is only permitted to vote your shares on proposals that are considered routine under rules of the New York Stock Exchange.  As a result of recent amendments to those rules, the election of directors would not be considered to be routine.  Therefore, if your shares are held in street name and you do not give instructions to your broker; your shares will not be voted in the election of directors at the meeting.  This would be a "broker non-vote", which occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

To the knowledge of the Company, there are no special arrangements or understandings between any of the directors and officers other than each of them acting solely in their capacity as such.

Nomination of Directors

The Board of Directors performs the functions of a nominating committee and selects all nominees for election at stockholder meetings.  The Company does not have a separate charter with respect to the nomination of directors.  The Board of Directors does not believe a separate nominating committee is necessary as the Company is not currently required to have a separate committee and the full Board of Directors desires to participate in the discussions regarding the structure, qualifications and needs of the Board.

The identification and selection of director nominees is made by the members of the Board in consultation with one another.  The Board has not established specific minimum qualifications for nominees, but does evaluate prospective nominees for directors based on their perceived character, judgment, independence, financial or business acumen, diversity of experience, ability to represent and act on behalf of all stockholders, as well as the needs of the Board of Directors.  Other than the diversity of experience of our directors, the Board did not consider diversity in the selection of the director nominees for this annual meeting.  The Board of Directors does not have a policy concerning the consideration of director candidates recommended by stockholders, as no director candidates have been recommended by stockholders in recent years.  Any stockholder of the corporation entitled to vote for the election of directors at the annual meeting may make a nomination at the meeting, provided timely notice is given in writing to the secretary of the corporation.  To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered and received not earlier than the 150th day before such annual meeting and not later than the close of business on the later of the 120th day before such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made.  Such stockholder's notice to the secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and, if known, residence address of the proposed nominee, (ii) the principal occupation or employment of the proposed nominee, (iii) the number of shares of stock of the corporation which are owned of record and beneficially by the proposed nominee and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the corporation which are owned by the stockholder.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation.  If it is determined that a nomination does not satisfy the nomination requirements, the defective nomination shall be disregarded.  The Company has not received notice of any such proposed nominee.

Communications with Directors

The Board of Directors does not have a formal process, by which stockholders may send communications to the full Board of Directors or individual directors, but stockholders can mail communications to the Board or individual members at the Company's head offices, as stated on the front page of this Definitive Proxy Statement, to the attention of the Chief Financial Officer.  The Chief Financial Officer will forward such communications to the Board or the specific Director.  Stockholders are also permitted to communicate with the Board of Directors at the Company's annual meeting of stockholders. The Board is of the view that this process is sufficient for allowing stockholders to communicate with the Board.

The Company does not currently have a formal policy regarding directors' attendance at the annual meeting of stockholders, but historically all members of the Board have attended such meetings.  All but one member of the Board attended the 2012 annual meeting of stockholders.

PROPOSAL  NO.  1.    ELECTION OF DIRECTORS

The Company’s current Board of Directors and the current nominees are listed below:

Name	Age	Present Position With Company	Principal occupation last Five Years	Director Since	Term Expires	Family Relationship Between Directors and Officers

Joseph Lu	59	Chairman, CEO, Interim CFO and Director	President, CEO	1990	2014(1)	None

Jingshuang (Jeanne) Liu	53	President, Director	Senior VP of Operations	2011	2014(1)	None

Zaixiang (Fred) Liu	58	Director	Vice-President	2008	2014(1)	None

George N. Gabriel	68	Director	Independent consultant	2012	2014(1)	None

(1)   Assumes that the nominee is re-elected.  Current term expires at this annual meeting.

For each member of our Board, including each person nominated for election as a director at the annual meeting, we have described below the specific experience, qualifications, attributes and skills that led to the conclusion that such person should serve on the Board.

Joseph Lu was born in China.  He received a degree in Chinese Culture from the University of Taipei in Taiwan.  He also received a B.A. degree in Chemical Science.  Mr. Lu formed Powin Corporation in 1990 and has served as its President since inception. Effective March 12, 2012, Joseph Lu was appointed as interim Chief Financial Officer until such time as the Company hires a permanent Chief Financial Officer. Mr. Lu also resigned as President of the Company but will continue as Chief Executive Officer. Prior to founding Powin, Mr. Lu served as the General Manager of the Shunn Feng Ind. Co., Ltd. in Taiwan.  From 1980 to 1986, Mr. Lu was employed as an Environmental Engineer for the Sinotech Engineering Consultant Co. in Taiwan. From 1979 to 1980, Mr. Lu was a quality control inspector for the Shunn Feng. Ind. Co. Ltd. in Taiwan.  Additionally, from 1988 to 1996, Mr. Lu was the President of the Euro Belt Factory Ltd. in Taiwan.  From 1995 to 2006, Mr. Lu was the President of the Qingdao Triple Master Fitness Co., a company that manufactured fitness equipment.  In 2000, Mr. Lu began serving as president of the Qingdao Wei Long Co. Ltd., a company that manufactures outdoor camping cookware.

Jingshuang (Jeanne) Liu has served as Operations and General Manager of Powin OEM since 1996 and in 2010 advanced to Senior Vice President of Operation of Powin OEM. Effective March 12, 2012, Jeanne Liu resigned as Senior Vice President, Operations, and was appointed President of the Company. Her responsibilities include implementing and maintaining the chain of operations, inventory control and production scheduling.  Prior to her employment at Powin, Ms. Liu was the Officer Manager at the Northwest China Council from 1994 to 1996.  She received her Bachelor of Science degree in Geography from Beijing Normal University in 1982.  Subsequently, she received her Master of Science in Geography from the University of Idaho in 1989 and her Master of Business Administration from the University of Idaho in 1991.

Zaixiang (Fred) Liu was born in China.  He received his B.S. degree in 1982 from Shangdong Industry University.  Since January 2004 he has served as the vice president of Powin in charge of research and development.  He began working with Powin in 1998 as an engineer in charge of pricing, engineering, and coordinating with factories and customers.  Prior to his service with Powin, from 1982 until 1998, Mr. Lu worked at Shandong Machinery I&L Corp. High Might Co. as an exporter, vice manager, and chief economist.

George N. Gabriel was appointed to the Board of Directors on September 5, 2012. For the past six years, Mr. Gabriel served as the Chief Financial Officer of Oregon Resources Corp.  He also held an executive position with Electrolux AB.  Mr. Gabriel is a CPA and has held staff positions with Arthur Andersen in Portland, OR.  and with Moss Adams, LLP in Vancouver, WA.

There is no arrangement or understanding between any executive officer and any other person pursuant to which any of such executive officers have been selected to their respective positions.

Board Leadership Structure and Role in Risk Oversight

The Company is led by Joseph Lu, who serves as Chief Executive Officer, Chairman of the Board and Interim Chief Financial Officer.  The Company does not have a member of the Board of Directors who is formally identified as the lead independent director.

Our board leadership structure has proven to be effective for the Company, and we believe that having a combined CEO and Chairman of the Board provides the right form of leadership for the Company.  Although we have a single leader for the Company, the active participation and input of the other members of the Board in overseeing the Company's business ensures that our President and Chairman of the Board does not lead alone.

It is management's responsibility to assess and manage the Company's exposure to risk; however, the Board of Directors takes a lead in establishing guidelines and policies that govern the process.  As needed, the Board of Directors also requests and obtains from management any information that the Board considers relevant to the management of risk.  We believe that our directors provide effective oversight of the risk management function.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth those known to the Company to be beneficial owners of more than five percent (5%) of any class of the Company's securities as of  April 12, 2012 (except as otherwise noted):

Name of Beneficial Owner	Common Stock Beneficially Owned, $0.001 Par Value	Percentage of Common Stock Beneficially Owned	Preferred Stock Beneficially Owned, $100 Par Value	Percentage of Preferred Stock Beneficially Owned
Joseph Lu	133,765,900(a)	82.40%	0	0%
20550 S.W. 115th Ave.
Tualatin, OR 97062

Allied Financial Services			487	8.60%
C/O Stephen P Pinto 2994 Baywalk RD
Alameda, CA 94052
Arthur F Arnell & Louise E Arnell Ttees Arnell Family Trust			487	8.60%
Ttees Arnell Family Trust
7932 CALEDONIA DR
SAN JOSE,CA 95135-2112
Stanley H Elam & Patricia E Elam Jt Ten			487	8.60%
17213 VIA DEL RAY
SAN LORENZO,CA 94115
Marion Flaherty			487	8.60%
190 DEL MESA CARMEL
CARMEL,CA 93923-7951
Roy Guerro			487	8.60%
1695 19TH Ave.
SAN FRANCISCO,CA 94122
William D Hussey & Sandra Lee Hussey Jt Ten			487	8.60%
20 MUTH DR
ORINDA,CA 94563-2806
Michael T Wolf			487	8.60%
4305 Stterling LN
BEAUMONT,TX 77706-4134
Adrian Family Trust			942	16.60%
287 LA COSTA AVE.
Encinttas, CA 92024
(a) Includes 66,550,500 shares held by Mr. Lu's wife, Mei-Yi Lu, in the name of the Mei-Yi Trust. Mr. Lu’s shares are held in the name of the Joseph Lu Trust.

The security ownership of directors and executive officers of the Company as of May 1, 2013 is as shown in the following table.  As of April 12, 2013, there were 162,267,538  shares of Common Stock and 5,660 shares of Preferred Stock issued and outstanding.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned	Preferred Stock Beneficially Owned	Percentage of Preferred Stock Beneficially Owned
Joseph Lu	133,765,900(a)	82.4%	0	0%

Jingshuang (Jeanne) Liu (b)	635,667	*	0	0%

Zaixiang (Fred) Liu (b)	625,000	*	0	0%

George N. Gabriel	10,000	*	0	0%
(a)	Includes 66,550,500 shares held by Mr. Lu’s wife, Mei-Yi Lu, in the name of the Mei-Yi Trust.
Mr. Lu’s shares are held in the name of the Joseph Lu Trust.
(b)	Jingshuang Liu and Zaixiang Liu are not family members

                 ∗Less than 1%

Executive Compensation

The following table summarizes the total compensation of the Company’s President and the Company's other executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2012.

SUMMARY COMPENSATION TABLE

				Stock Compensation
Name and Principal Position	Year	Salary	Bonus		Total
Joseph Lu	2012	$240,000	$0	$8,850	$248,850
Chairman of the Board, President Chief Financial Officer	2011	240,000	$0	19,8950	259,850

Jingshuang (Jeanne) Liu	2012	$118,087	$5,000	$8,850	$131,935
President and Director	2011	$105,000	$4,375.00	11,634	$121,009

Zaixiang (Fred) Liu	2012	$75,315	$3,000	$8,850	$87,165
Vice President, Director	2011	72,000	3,000	19.850	94,850

George N. Gabriel Director	2012	N/A	N/A	N/A	N/A

Three directors, Joseph Lu, Jingshuang (Jeanne) Liu and Zaixiang (Fred) Liu received 5,000 shares per quarter for service as a director in 2012; George N. Gabriel received 5,000 shares for his service as a director for the second quarter of 2012. The total value of shares in dollars paid was $ 37,350.00 for the year ended December 31, 2012.

The Board of Directors held three (3) meetings during 2012.  Joseph Lu, Jingshuang (Jeanne) Liu and Zaixiang (Fred) Liu attended at all of the meetings. George N. Gabriel was appointed a director in September 2012, after which date there were no further meetings of the Board of Directors in 2012.  The Board of Directors does not have a standing audit, compensation or nominating committee, or other committee performing similar functions.

Compensation Discussion and Analysis

There currently is no compensation committee of the Board of Directors, or committee performing equivalent functions.  Accordingly, the Board of Directors itself is responsible for the establishment of the general compensation policies of the Company and the specific compensation for executive officers.  In carrying out this responsibility, however, the Board of Directors requests and considers the recommendations of the President and Chairman of the Board of Directors.  The Board believes that it is able to perform the functions of a compensation committee relative to executive compensation, and therefore a compensation committee of the Board is not necessary.

Executive Compensation Policy

The Company and its Board of Directors have no formal policy in respect to setting executive compensation.  However, any objective of an executive compensation program is to attract and retain qualified individuals who provide the skills and leadership necessary to enable a company to achieve earnings growth and return on investment objectives, while maintaining a commitment to equal employment opportunity and affirmative action guidelines and practices.  The Board of Directors leaves the compensation of its executive officers, including the Company's President and Chief Executive Officer  to the discretion of President and CEO.

Executive Benefits

All executive officers participate in our benefit programs.  We provide health and welfare benefits, including health coverage.  In addition, our executive officers will be eligible for retirement benefits.

Related Party Transactions

On an annual basis, each executive officer, director and director nominee is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with the Company in which the executive officer, director and director nominee, or any member of his or her immediate family, have a direct or indirect material interest.  Our Board of Directors would resolve any conflict of interest question involving our chief executive officer, and either our Board of Directors or our chief executive officer would resolve any conflict of interest issue involving any other officer or employee of the Company.  In each case, all transactions between the Company and our officers and directors will be on terms no more favorable to those related parties than the terms provided to independent third parties.

PROPOSAL NO.2                         ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Act requires that we include in this Proxy Statement a non-binding stockholder vote on our executive compensation as described in this Proxy Statement, commonly referred to as “Say-on-Pay”. We encourage stockholders to review the Compensation Table which is set forth in this Proxy Statement. The Board strongly endorses the execution compensation currently established and recommends that the stockholders vote FOR of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers as set forth in the Summary Compensation Table is hereby APPROVED.
Because the vote is advisory, it will not be binding upon the Board and the Board will not be required to take any action as a result of the outcome of the vote on this proposal. The Board will carefully consider the outcome of the vote when considering future executive compensation.

PROPOSAL NO. 3.                       VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that we include in this Proxy Statement a separate non-binding stockholder vote to advise on whether the Say-on-Pay vote should occur every one, two or three years. You have the option to vote for any one of the three options, or withhold your vote on this matter. The Board has determined that an advisory vote on executive compensation every three years is the best approach for the Company based on a number of considerations, including the following:

∙	A three-year vote cycle give the Board sufficient time to consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures.

∙	A three-year vote cycle will provide stockholders sufficient time to evaluate the effectiveness our compensation strategies and the related business outcomes of the Company.

Although the vote is non-binding, our Board of Directors will take into account the outcome of the vote when making future decisions about our executive compensation policies and procedures. The Board of Directors recommends a vote to conduct an advisory vote on executive compensation every three years and recommends that the stockholders vote FOR the following resolution:

RESOLVED, that the frequency of the advisory vote in executive compensation shall be three years.

Deadline for Stockholder Proposals

It is anticipated that our 2014 annual meeting of stockholders will be held on June 12, 2014.  No stockholder proposal will be included in the Company's proxy statement and form of proxy relating to our 2014 annual meeting of stockholders unless it complies with the proxy solicitation rules of the SEC and is received by the Company on or before January 31, 2014.

Proxies solicited in connection with our 2014 annual meeting of stockholders will confer on the appointed proxies discretionary voting authority to vote on stockholder proposals that are not presented for inclusion in the proxy materials unless the proposing stockholder notifies the Company by January 31, 2014 that such proposal will be made at the meeting.

Financial Statements

The annual report of the Company containing financial statements for the year ended December 31, 2012, on Form 10-K is enclosed with this Proxy Statement.

Other Business

The proxy solicited confers discretionary authority with respect to the voting of the shares represented thereby on any other business that may properly come before the meeting, including adjournment of the meeting from time to time.  However, the Board of Directors has no knowledge of any other business which will be presented at the meeting and does not intend to present any such other business.

 Section 16(a) Beneficial Ownership

Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 generally requires the Company's directors and executive officers, and persons who own more than 10% of a class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in the Company's capital stock and other equity securities.  Securities and Exchange Commission regulations require directors, executive officers and greater than 10% stockholders to furnish the Company with copies of all Section 16(a) reports they file.  To the Company's knowledge, based solely on review of copies of such reports and written representations that no other reports were required during the year ended December 31, 2012, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with.

®	20550 SW 115th Ave. Tualatin, OR 97062 Phone #: 503-598-6659 Fax #: 503-598-3941 Website: www.powin.com

May 1, 2013

Dear fellow Shareholders,

We are pleased to invite you to attend our 2013 Annual Shareholders Meeting to be held June 12, 2013, at 2:00 PM, at our corporate headquarters at 20550 SW115th Ave. Tualatin, Oregon, 97062. We encourage all of our shareholders to attend the Annual Meeting and enjoy the many attractions the Portland area has to offer at this time of the year.

At the meeting, we will furnish you with our financial results for our fiscal year ending December 31, 2012. We are pleased with our 2012 results, which were achieved despite a still underperforming national and world economy.

The theme for this year’s annual report, “Vision for Growth” could also accurately describe Powin’s history. When I founded the Company in 1989, the initial vision was to take advantage of an opportunity I saw: helping U.S. businesses manufacture and source reliable parts and products in China. Over recent years, Powin has seen both the competition and costs simultaneously rise, causing us to revise our business strategy to ensure more successful growth opportunities for the future. Within the last two years, Powin has opened a new manufacturing plant in Mexico, helping circumvent some transportation and importing costs, as well as focusing on creating proprietary products within both our Powin Energy and Mexico subsidiaries. A vision for growth requires a search for opportunity.

Powin’s wholly-owned subsidiary, Powin Renewable Energy Resources, Inc., (“Powin Energy”) continues to strengthen its core competence in energy storage technology and is gaining national recognition among utilities, suppliers, government agencies, and other stakeholders as an integrator/producer of scalable energy storage products. Powin Energy has completed construction of a 120kW-500kWh containerized Battery Energy Storage Unit. This Unit has successfully completed three-months of field testing at the Bonneville Power Administration’s Medium Power Laboratory in Vancouver, Washington. The Unit is now being deployed at Energy Northwest’s Nine Canyon Wind Project located near Kennewick, Washington, for further field testing sponsored by the Bonneville Power Administration and Energy Northwest. These field demonstration tests are important steps in building a strong foundation and presence in the emerging multi-billion dollar global market for energy storage.

To further strengthen its core competence in energy storage technology, Powin Energy purchased the exclusive rights to a pending Patent Cooperation Treaty patent application. The patent application is directed to scalable battery energy storage products and an advanced scalable battery management system for these products. These exclusive rights have the potential to give Powin Energy a competitive advantage in this market. Powin Energy also plans to continue building upon these exclusive rights in the coming year by filing additional patent applications directed to energy storage technology.

The Company’s Mexico subsidiary is still emerging from its start-up phase and has generated minimal revenue for the year. However, Powin Mexico is poised for expansion in the future and recently completed production of our first line of proprietary and private label gun safes. Management is aggressively attempting to grow revenues and is confident that the costs will be reduced as volume increases at the Mexico facility in 2013.

Consolidated net revenues for the year ended December 31, 2012, decreased $3.8 million or 8.2% from the same period of 2011, which was primarily due to the loss of certain large OEM customers who began sourcing goods from new vendors in China. This was caused by price increases charged by vendors selling to Powin, which made Powin less competitive and thereby eroded the Contract Manufacturing business.

It is the consensus opinion of Powin management and the Board of Directors that the future of Powin Corporation will be led by Powin Energy and Powin Mexico. During this exciting and unprecedented time in our industry, we are confident the growth strategy we have implemented will give us multiple avenues for expansion. In addition to achieving growth in our core segments, we are ready to pursue acquisitions that will also enhance our sales and profits.

In summary, as a shareholder, my commitment to the success of this growing enterprise is stronger than ever.  The stability of our OEM segment and our core businesses, along with exciting market opportunities for our wholly owned subsidiaries, Powin Energy, and Powin Mexico give us great optimism for continued growth. I remain appreciative on a daily basis for the chance to lead this Company and look forward to what the future holds for us.

On behalf of the Board of Directors and employees of Powin Corporation, we thank for your continued support.

Sincerely,

Joseph Lu,
Chairman and Chief Executive Officer